As filed with the Securities and Exchange Commission on March 2, 2004
Registration Nos.

811-08946
333-60833

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 97	☒
(Check appropriate box or boxes)

SEPARATE ACCOUNT A

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office) (Zip Code)

Depositor’s Telephone Number, including Area Code: (949) 219-3743

Diane N. Ledger
Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Copies of all communications to:

Diane N. Ledger Pacific Life Insurance Company P. O. Box 9000 Newport Beach, CA 92658-9030	Ruth Epstein, Esq. Dechert LLP 1775 Eye Street, N.W. Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☐ on ______________________, pursuant to paragraph (b) of Rule 485

☒ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on _______________________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: interests in the Separate Account under Pacific Value and Pacific Value for Prudential Securities individual flexible premium deferred variable annuity contracts.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.		Prospectus Heading
1.	Cover Page	Cover Page

2.	Definitions	TERMS USED IN THIS PROSPECTUS

3.	Synopsis	AN OVERVIEW OF PACIFIC VALUE

4.	Condensed Financial Information	YOUR INVESTMENT OPTIONS — Variable Investment Option Performance; ADDITIONAL INFORMATION — Financial Statements; FINANCIAL HIGHLIGHTS

5.	General Description of Registrant, Depositor and Portfolio Companies	AN OVERVIEW OF PACIFIC VALUE; PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life, — Separate Account A; YOUR INVESTMENT OPTIONS — Your Variable Investment Options; ADDITIONAL INFORMATION — Voting Rights

6.	Deductions	AN OVERVIEW OF PACIFIC VALUE; HOW YOUR INVESTMENTS ARE ALLOCATED — Transfers; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS — Optional Withdrawal

7.	General Description of Variable Annuity Contracts	AN OVERVIEW OF PACIFIC VALUE; PURCHASING YOUR CONTRACT — How to Apply for your Contract; HOW YOUR INVESTMENTS ARE ALLOCATED; RETIREMENT BENEFITS AND OTHER PAYOUTS — Choosing Your Annuity Option, — Your Annuity Payments, — Death Benefits; ADDITIONAL INFORMATION — Voting Rights, — Changes to Your Contract, — Changes to ALL Contracts, — Inquiries and Submitting Forms and Requests, — Timing of Payments and Transactions

8.	Annuity Period	RETIREMENT BENEFITS AND OTHER PAYOUTS

9.	Death Benefit	RETIREMENT BENEFITS AND OTHER PAYOUTS — Death Benefits

10.	Purchases and Contract Value	AN OVERVIEW OF PACIFIC VALUE; PURCHASING YOUR CONTRACT; HOW YOUR INVESTMENTS ARE ALLOCATED; PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life; THE GENERAL ACCOUNT — Withdrawals and Transfers

11.	Redemptions	AN OVERVIEW OF PACIFIC VALUE; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS; ADDITIONAL INFORMATION — Timing of Payments and Transactions; THE GENERAL ACCOUNT — Withdrawals and Transfers

12.	Taxes	CHARGES, FEES AND DEDUCTIONS — Premium Taxes; WITHDRAWALS — Optional Withdrawals, — Tax Consequences of Withdrawals; FEDERAL TAX STATUS

13.	Legal Proceedings	Not Applicable

14.	Table of Contents of the Statement of Additional Information	CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PART B

Item No.		Statement of Additional Information Heading
15.	Cover Page	Cover Page

16.	Table of Contents	TABLE OF CONTENTS

17.	General Information and History	Not Applicable

18.	Services	Not Applicable

19.	Purchase of Securities Being Offered	THE CONTRACTS AND THE SEPARATE ACCOUNT — Calculating Subaccount Unit Values, — Systematic Transfer Programs

20.	Underwriters	DISTRIBUTION OF THE CONTRACTS — Pacific Select Distributors, Inc.

21.	Calculation of Performance Data	PERFORMANCE

22.	Annuity Payments	THE CONTRACTS AND THE SEPARATE ACCOUNT — Variable Annuity Payment Amounts

23.	Financial Statements	FINANCIAL STATEMENTS

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC VALUE	PROSPECTUS MAY 1, 2004

Pacific Value is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this	This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. Pacific Life will add a Credit Enhancement to your Contract Value each time you make a Purchase Payment. Some of the expenses for this Contract may be higher than the expenses for an annuity without the Credit Enhancement. The Credit Enhancement is paid for, in part, out of reductions in sales and distribution expenses. There is no corresponding reduction in Contract fees and expenses relating to the sales and distribution expenses. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options available under your Contract:
Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.
VARIABLE INVESTMENT OPTIONS
Blue Chip
Aggressive Growth
Diversified Research
International Large-Cap
Short Duration Bond
I-Net TollkeeperSM
Financial Services
Health Sciences
Telecommunications
Growth LT
Focused 30
Mid-Cap Value
International Value
Capital Opportunities
Equity Index
Small-Cap Index

FIXED OPTION
DCA Plus Fixed Option

Multi-Strategy
Main Street® Core
Emerging Markets
Inflation Managed
Managed Bond
Small-Cap Value
Money Market
High Yield Bond
Equity Income
Equity
Aggressive Equity
Large-Cap Value
Comstock
Real Estate
Mid-Cap Growth

You’ll find more information about the Contract and Separate Account A in the SAI dated May 1, 2004. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC VALUE

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Value variable annuity contract, unless we state otherwise.

Pacific Value Basics

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.	Pacific Value is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non- Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Value is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)
During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you’ve made, depending on the state where you signed your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC VALUE

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.	The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)
Your initial Investment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”.

Credit Enhancement We’ll add an amount called a Credit Enhancement to the value of your Contract each time you make an Investment.

Investment Options
You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. You’ll find more about the Investment Options starting on page .	You can choose from 31 of the Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund’s Portfolios and manage two of the Portfolios directly. We’ve retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose the DCA Plus Fixed Option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

Transferring among Investment Options
You’ll find more about transfers and transfer limitations starting on page .	You can transfer among Investment Options any time, subject to certain limitations until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Some restrictions apply to transfers from the DCA Plus Fixed Option.

Withdrawals
You’ll find more about withdrawals starting on page .	You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw investments that are less than eight years old. Some restrictions apply to making withdrawals from the Fixed Option.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

The Income Phase You’ll find more about annuitization starting on page .	The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We’ll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

The Death Benefit You’ll find more about the death benefit starting on page .	The Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant, which ever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

Optional Riders Optional riders are subject to availability. Ask your registered representative about their current status.	Stepped-Up Death Benefit (SDBR) and Premier Death Benefit (PDBR) Riders
The Stepped-Up Death Benefit Rider (SDBR) and Premier Death Benefit Rider (PDBR) offer the potential for a larger death benefit.

You can only buy the Stepped-Up Death Benefit Rider (SDBR) when you buy your Contract. The Premier Death Benefit Rider (PDBR) is only available on Contracts issued before May 1, 2003.

Earnings Enhancement Guarantee (EEG) Rider
The Earnings Enhancement Guarantee (EEG) Rider, EEG Amount and EEG Charge are called the Guaranteed Earnings Enhancement (GEE) Rider, GEE Amount and GEE Charge, respectively, in the Contract’s Rider.	The optional Earnings Enhancement Guarantee (EEG) Rider provides for an additional amount (EEG Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or first death of an Owner who is also an Annuitant. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary.

If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary.

AN OVERVIEW OF PACIFIC VALUE

Guaranteed Income Advantage (GIA) Rider
Subject to state availability of the GIA II and/or GIA 5 Riders the optional Guaranteed Income Advantage Rider (GIA Rider) is only available if the Effective Date of the GIA Rider is before March 1, 2004 or, if later, the date of state approval. It offers a guaranteed income advantage annuity option. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary.

Guaranteed Income Advantage II (GIA II) Rider
Subject to state availability, the optional Guaranteed Income Advantage II Rider (GIA II Rider) is only available if the Effective Date of the Rider is on or after March 1, 2004. It offers a guaranteed income advantage annuity option. You may buy the GIA II Rider on the Contract Date or on any Contract Anniversary. The GIA II Rider may not be available. Ask your registered representative about its current availability.

Guaranteed Income Advantage 5 (GIA 5) Rider
Subject to state availability, the optional Guaranteed Income Advantage 5 Rider (GIA 5 Rider) is only available if the Effective Date of the Rider is on or after March 1, 2004. It offers a guaranteed income advantage annuity option. You may buy the GIA 5 Rider on the Contract Date or on any Contract Anniversary. The GIA 5 Rider may not be available. Ask your registered representative about its current availability.

Guaranteed Protection Advantage (GPA) Rider
The optional Guaranteed Protection Advantage (GPA) Rider is only available if the Effective Date of the Rider is before April 1, 2003.	The optional Guaranteed Protection Advantage (GPA) Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the “Term”). The Term begins on the Effective Date of the Rider. Your entire Contract Value must be invested in an asset allocation program during the entire Term for the additional amount to be added to your Contract.

Guaranteed Protection Advantage 5 (GPA5) Rider
Subject to state availability, the optional Guaranteed Protection Advantage 5 Rider is only available if the Effective Date of the Rider is on or after April 1, 2003. It allows for an additional amount that may be added to your Contract Value when an asset allocation program established and maintained by us for this Rider is used for a 10-year period (the “Term”).

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the charges associated with the Rider. The Guaranteed Protection Advantage 5 Rider may not be available. Ask your registered representative about its current availability.

Income Access Rider
Subject to state availability, the optional Income Access Rider gives you more flexible withdrawal capabilities prior to Annuitization and allows you to protect your principal when used with an asset allocation program established and maintained by us.

It also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider. The Income Access Rider may not be available. Ask your registered representative about its current availability.

	This section of the overview explains the fees and expenses associated with your Pacific Value Contract.

Contract Transaction Expenses	The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

	• Maximum Withdrawal Charge (as a percentage of Investments)			9.0%	[1]
	• Withdrawal transaction fee (currently waived)			$15.00	[2]
	• Transfer transaction fee (currently waived)			$15.00	[3]

Periodic Contract Expenses	The following describes the fees and expenses that you will pay periodically during the time you own your Contract, not including Portfolio fees and expenses.

Separate Account A Annual Expenses (as a percentage of the average daily Account Value) (See TERMS USED IN THIS PROSPECTUS on		Without Rider	With Stepped-Up Death Benefit Rider	With Premier Death Benefit Rider
page )
	• Mortality and Expense Risk Charge[4]	1.25%	1.25	% 1.25%

	• Administrative Fee[4]	0.15%	0.15	% 0.15%
	• Death Benefit Rider Charge[4,5]	none	0.20	% 0.35%

	• Total Separate Account A Annual Expenses	1.40%	1.60	% 1.75%

Contract Expenses
(calculated as a percentage of Contract Value) (See TERMS USED	• Earnings Enhancement Guarantee (EEG) Rider Annual Charge (Optional Rider)			0.25%	[6]

IN THIS PROSPECTUS on page )	• Guaranteed Income Advantage (GIA) Rider Annual Charge (Optional Rider)			0.30%	[7]

	• Guaranteed Income Advantage II (GIA II) Rider Annual Charge (Optional Rider)			1.00%	[7]
	• Guaranteed Income Advantage 5 (GIA 5) Rider Annual Charge (Optional Rider)			0.75%	[7]
	• Guaranteed Protection Advantage (GPA) Rider Annual Charge			0.10%	[8]
	• Guaranteed Protection Advantage 5 (GPA5) Rider Annual Charge (Guaranteed Protection Charge) (Optional Rider)			0.75%	[8]
	• Income Access Rider Annual Charge (Optional Rider)			0.75%	[9]

[1] The withdrawal charge may or may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.
[2] The withdrawal transaction fee is currently waived. In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS – Optional Withdrawals.
[3] The transfer transaction fee is currently waived. In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers.
[4] This is annual rate and assessed on a daily basis. the daily rate is calculated by dividing the annual rate by 365.
5 If you buy the Stepped-Up Death Benefit Rider we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. The Premier Death Benefit Rider is not available on Contracts issued on or after May 1, 2003. See CHARGES, FEES AND DEDUCTIONS.
6 If you buy the EEG Rider (subject to availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

AN OVERVIEW OF PACIFIC VALUE

7 If you buy this optional Rider (subject to state availability), we deduct this charge on each Contract Anniversary and the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, or when you terminate your Rider. The 1.00% GIA II charge and the 0.75% GIA 5 charge are the maximum charges allowable under the terms and conditions of each respective Rider. Currently, the annual charge for each Rider is 0.70% for the GIA II and 0.40% for the GIA 5. The charge if you purchase a Rider will also be shown on the Rider in your Contract. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provision provided under each Rider. The optional Guaranteed Income Advantage Rider (GIA Rider) is only available if the Effective Date of the Rider is before March 1, 2004.
8 If you buy this optional Rider (subject to state availability), we deduct this charge from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 0.75% GPA charge applicable to the GPA 5 Rider is the maximum charge allowable under the terms and conditions of the rider. Currently, the annual charge for the Rider is 0.25%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provision under Rider. The charge if you purchase a Rider will also be shown on the Rider in your Contract. If the Effective Date of the GPA 5 Rider is before March 1, 2004 the Guaranteed Protection Charge is equal to 0.10%.
9 If you buy the Income Access Rider (subject to state availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 0.75% Income Access Charge is the maximum charge allowable under the terms and conditions of the rider. Currently, the annual charge for the Rider is 0.40%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect to Step-Up provisions provided under the Rider. The charge if you purchase a Rider will also be shown on the Rider in your Contract. If the Effective Date of the Rider is before March 1, 2004 the Income Access Rider Annual Charge is equal to 0.30%.

Pacific Select Fund Annual Operating Expenses (You will find more about the Pacific Select Fund starting on page , and in the Fund’s Prospectus which accompanies this Prospectus.)	This table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own your Contract. This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily nets assets, for the year ended December 31, 2003.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in the Fund’s Prospectus.

Total Annual Pacific Select Fund Expenses[1]	Minimum	Maximum

(Gross expenses that are deducted from the Fund’s assets, including advisory fees, 12b-1 distribution expenses and other expenses)	0.30%	1.31%

1 To help limit Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2005.

Examples	The Examples section is amended to read as follows:

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the optional combination of Riders whose cumulative expenses totaled more than any other optional combination), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2003. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

[TO BE UPDATED]
• If you surrendered your Contract:

Maximum*
	1 Year	3 Years	5 Years	10 Years
	$	$	$	$

Minimum*
	1 Year	3 Years	5 Years	10 Years
	$	$	$	$
• If you annuitized your Contract:

Maximum*
	1 Year	3 Years	5 Years	10 Years
	$	$	$	$

Minimum*
	1 Year	3 Years	5 Years	10 Years
	$	$	$	$
• If you did not surrender,nor annuitize, but left the money in your Contract:

Maximum*
	1 Year	3 Years	5 Years	10 Years
	$	$	$	$

Minimum*
	1 Year	3 Years	5 Years	10 Years
	$	$	$	$

* In calculating the examples above, we used the maximum and minimum net operating expenses of all the Portfolios for the 1 year period and the maximum and minimum total operating expenses for the 3, 5 and 10 year periods as shown in the Fees And Expenses Paid By The Fund section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the DCA Plus Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large and mid-sized companies which the manager believes have high quality management and/or products.	A I M Capital Management, Inc.

Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium- sized growth companies.	A I M Capital Management, Inc.

Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets are in the U.S.	Capital Guardian Trust Company

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	Capital Guardian Trust Company

Short Duration Bond	Current income (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average duration not to exceed 3 years.	Goldman Sachs Asset Management

I-Net TollkeeperSM	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet. Such companies include those in the media, telecommunications, and technology sectors.	Goldman Sachs Asset Management

Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms and other finance-related firms.	INVESCO Funds Group, Inc.

Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, health care facilities and other health sciences-related firms.	INVESCO Funds Group, Inc.

Telecommunications	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities in the telecommunications sector (including derivatives). Such companies include telephone service or equipment, wireless or satellite communications, television and movie programming, broadcasting and Internet access companies.	INVESCO Funds Group, Inc.

Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. or foreign equity securities selected for their growth potential.	Janus Capital Management LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management

International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management

Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management

		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation- indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors-NFJ

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life

Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income- producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth- oriented companies.	Putnam Investment Management, LLC

Aggressive Equity	Capital appreciation.	Equity securities of small and medium- sized companies.	Putnam Investment Management, LLC

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc

Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 29 of the Portfolios.

Your Fixed Option DCA Plus Fixed Option

The DCA Plus Fixed Option, and if your Contract was issued before July 1, 2003, the Fixed Option, offer you a guaranteed minimum interest rate on the amount you allocate to this Option. Amounts you allocate to this Option, and your earnings credited are held in our General Account. For more detailed information about this Option, see THE GENERAL ACCOUNT section in this Prospectus.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days without your permission.

You may also purchase a Contract by exchanging your existing contract. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint Owners and Contingent Owners, for which a Contract will be issued is 80. The Contract Owner’s age is calculated as of his or her age last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/ Owner or the applicant/

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint Owners and Contingent Owners, for which a Contract will be issued is 80. The Contract Owner’s age is calculated as of his or her age last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/Owner or the applicant/ Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus any Credit Enhancement or any additional amount credited as described in CHARGES, FEES AND DEDUCTION—Waivers and Reduced Charges section in this Prospectus.

Purchasing the Stepped-Up Death Benefit Rider (Optional)

You may purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed. You may not purchase the SDBR after the Contract Date.

The SDBR will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The SDBR may not otherwise be cancelled. The SDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)

You may purchase the EEG Rider (subject to availability) on the Contract Date or on the first Contract Anniversary. If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the Effective Date of the EEG Rider to coincide with that Contract Date or Contract Anniversary. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider in your Contract’s Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)

Subject to state availability of the GIA II and GIA 5 Riders, the GIA Rider is only available if the Effective Date of the Rider is before March 1, 2004 or, if later, the date of date approved. You may purchase the GIA Rider (subject to state availability) on the Contract Date or on any Contract Anniversary. You may purchase the GIA Rider only if the age of each Annuitant is 80 years or younger on the date the GIA Rider is purchased. The GIA Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the terms of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.

You may terminate the GIA Rider on the fifth Contract Anniversary or on any later Contract Anniversary.

If you buy the GIA Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the GIA Rider coincide with that Contract Date or Contract Anniversary.

The GIA Rider is only available if the Effective Date of the Rider is before March 1, 2004.

Purchasing the Guaranteed Income Advantage II (GIA II) Rider (Optional)

You may purchase the GIA II Rider (subject to state availability) on the Contract Date or on any Contract Anniversary. You may purchase the GIA II Rider only if the age of each Annuitant is 80 years or younger on the date the GIA II Rider is purchased, and the entire Contract Value is invested according to an asset allocation program established and maintained by us for this GIA II Rider. The GIA II Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA II Rider,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Purchasing the Guaranteed Income Advantage 5 (GIA 5) Rider (Optional)

You may purchase the GIA 5 Rider (subject to state availability) on the Contract Date or on any Contract Anniversary. You may purchase the GIA 5 Rider only if the age of each Annuitant is 80 years or younger on the date the GIA 5 Rider is purchased, and the entire Contract Value is invested according to an asset allocation program established and maintained by us for this GIA 5 Rider. The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the GIA 5 Rider,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GIA 5 Rider or electing the Step-Up provision available under this Rider. There may be adverse consequences to taking a loan while the GIA 5 Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the GIA 5 Rider is appropriate for you.

Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)

You may purchase the optional Guaranteed Protection Advantage Rider (subject to availability) on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

The Guaranteed Protection Advantage Rider will remain in effect until the earlier of:

•	the end of a Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The Guaranteed Protection Advantage Rider is only available if the Effective Date of the Rider is before April 1, 2003. The Guaranteed Protection Advantage Rider may also be called the GPA Rider in some materials you may receive from us.

Purchasing the Guaranteed Protection Advantage 5 (GPA5) Rider (Optional)

Subject to availability, you may purchase the optional Guaranteed Protection Advantage 5 (GPA5) Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

If you purchase the GPA5 Rider, there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

Purchasing the Income Access Rider (Optional)

Subject to availability, you may purchase the optional Income Access Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

If you purchase the Income Access Rider there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

The Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the day of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the Annuity Date.

If the Effective Date of your Rider is on or after March 1, 2004, you cannot request termination of the Rider nor will the Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provision of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Information About the Optional Riders, IRAs and Other Qualified Contracts

There are special considerations for purchases of any optional death benefit rider. As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional death benefit riders and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by the SDBR are not incidental.

In addition, to the extent that the optional death benefit riders alters the timing or the amount of the payment of distributions under a Qualified Contract, the rider cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional death benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Making Your Investments (“Purchase Payments”)

Making Your Initial Investment

Your initial Investment must be at least $10,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (PAC), which allows you to pay in equal monthly installments over one year (at least $800 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment Investment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investment over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional Investment above the initial Investment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. In certain states additional Investments are limited. See APPENDIX A: STATE LAW VARIATIONS.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal check or cashier’s check drawn on a U.S. bank,

•	money order and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank,

•	third party check when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit card or check drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of less than $10,000,

•	cashier’s check, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party check if there is not a clear connection of the third party to the underlying transaction, and

•	wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Credit Enhancements

We will add a Credit Enhancement to your Contract Value at the time each Purchase Payment is applied to the Contract. The amount of a Credit Enhancement is determined as a percentage of each Purchase Payment applied to the Contract. The Credit Enhancement will be applied at the time the Purchase Payment is effective. The Credit Enhancement will be allocated among Investment Options in the same proportion as the applicable Purchase Payment. The amount returned if the Contract Owner exercises his or her right to return the Contract during your Free Look period will be reduced by any Credit Enhancements applied.

The Credit Enhancement with respect to each Purchase Payment will be based on total Purchase Payments made into the Contract less total withdrawals, including any withdrawal charges, from the Contract as of the date the Purchase Payment is applied. The Credit Enhancement as a percentage of the Purchase Payment is set forth below:

Contracts issued on or after April 1, 2000 (subject to state availability)

Credit
Total Purchase Payments Less Total Withdrawals	Enhancement

Less than $250,000	4.0%

$250,000 or more	5.0%

Contracts issued on or before March 31, 2000

Credit
Total Purchase Payments Less Total Withdrawals	Enhancement

Less than $100,000	3.0%

At least $100,000 but less than $2,500,000	4.0%

$2,500,000 or more	5.0%

During the first Contract Year, the Credit Enhancement percentage of the most recent Purchase Payment will apply to all prior Purchase Payments, if any. This will be accomplished by applying an additional Credit Enhancement to the prior Purchase Payments (if needed) effective on the date of the most recent Purchase Payment. In no event will these additional Credit Enhancements be less than zero. We will allocate any additional Credit Enhancements among Investment Options in the same proportion as the most recent Purchase Payment.

The amount returned if the Contract Owner exercises his or her right to return the Contract during your Free Look period will be reduced by any Credit Enhancements applied.

Also, for Contracts issued after March 1, 2004, we have applied to the Securities and Exchange Commission for an exemptive order to permit us, in the event that a Contract Owner or sole surviving annuitant dies before the Annuity Date, to deduct from the death benefit proceeds the amount of any Credit Enhancements applied to the Contract Value during the 12-month period prior to the date of death. We cannot be sure that the SEC will grant this order, but if it is granted, the death benefit proceeds will not include any amounts that we add as a Credit Enhancement during the 12-month period prior to the date of death of the Contract Owner or sole surviving annuitant.

HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among 31 of the Subaccounts and the DCA Plus Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS— Right to Cancel (“Free Look”). Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS— Right to Cancel (“Free Look”) section of this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a prorata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Portfolio Optimization

Portfolio Optimization is an asset allocation service offered by Pacific Life free of charge for use within this variable annuity. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total contract value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed 5 model Portfolios, each comprised of a carefully selected combination of Pacific Select Fund Portfolios. Portfolio Optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each investment option (underlying portfolio) can be used to implement the asset class level allocations. The Portfolios are selected by evaluating the asset classes represented by the Portfolios and combining Portfolios to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Portfolios are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a Portfolio Optimization model, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Purchase Payments, if allowed under your Contract, will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to maintain the asset allocation given in your Portfolio Optimization model. If you also allocate part of your Purchase Payment or Contract Value outside the model, rebalancing is only permitted within the model.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the Portfolio Optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. If your Contract was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model Portfolio after the annual analysis. For all other Contracts Owners, we will automatically update your model to the new version. This means your allocations, and potentially the underlying investment options, will automatically change and your account value will be automatically rebalanced among the investment options in your model each year (independently of any automatic rebalancing you may have selected). In the event we change the models from those shown in the Prospectus, we will send you a supplement showing the new models.

You may change your model selection at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/ electronic authorization is on file with us. You should consult with your registered representative to assist you in determining which model is best suited to your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change models to reflect such changes. Your registered representative can assist you in completing the proper forms to enroll in Portfolio Optimization.

If you select a Portfolio Optimization model, you will be sent a quarterly performance report that provides information about the investment options within your model, in addition to your usual quarterly statement. Information concerning the current models is described below.

Investor Profile

Model A		Model B		Model C		Model D		Model E

You are looking for a relatively stable investment and require investments that generate some level of income.		Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.		You want the opportunity for long-term moderate growth.		You want an investment that is geared for growth and are willing to accept above average risk.		You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Horizon < -------------------------------------------------------------------------------------------------- > Longer Investment Horizon Investor Objective

Primarily preservation of capital		Moderate Growth		Steady growth in asset values		Moderately high growth in asset values		High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.		There may be some losses in the values of the investment from year to year.		There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.		There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.		There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < -------------------------------------------------------------------------------------------------- > Higher Risk Asset Class Exposure

Cash	20%	Cash	12%	Cash	5%	Cash	0%	Cash	0%

Bonds	57%	Bonds	45%	Bonds	35%	Bonds	21%	Bonds	4%

Domestic Stocks	18%	Domestic Stocks	32%	Domestic Stocks	44%	Domestic Stocks	58%	Domestic Stocks	68%

International Stocks	5%	International Stocks	11%	International Stocks	16%	International Stocks	21%	International Stocks	28%

Portfolio Optimization Model Allocations as of May 1, 2004 [TO BE UPDATED]

Money Market	15%	Money Market	3%	Short Duration Bond	12%	Short Duration Bond	5%	Managed Bond	2%

Short Duration Bond	23%	Short Duration Bond	20%	Inflation Managed	10%	Inflation Managed	6%	Large-Cap Value	14%

Inflation Managed	11%	Inflation Managed	11%	Managed Bond	14%	Managed Bond	8%	Comstock	4%

Managed Bond	21%	Managed Bond	16%	High Yield Bond	3%	Large-Cap Value	14%	Blue Chip	16%

High Yield Bond	6%	High Yield Bond	5%	Large-Cap Value	14%	Comstock	4%	Capital Opportunities	5%

Equity Income	2%	Equity Income	3%	Main Street Core	7%	Blue Chip	15%	Mid-Cap Value	5%

Large-Cap Value	9%	Large-Cap Value	9%	Comstock	3%	Capital Opportunities	5%	Real Estate	5%

Main Street Core	3%	Main Street Core	5%	Blue Chip	6%	Mid-Cap Value	5%	Growth LT	6%

Blue Chip	3%	Comstock	3%	Mid-Cap Value	5%	Real Estate	3%	Aggressive Equity	3%

Small-Cap Value	2%	Blue Chip	6%	Growth LT	4%	Growth LT	5%	Small-Cap Index	3%

Intl. Value	5%	Mid-Cap Value	3%	Small-Cap Index	3%	Aggressive Equity	2%	Small-Cap Value	6%

		Growth LT	2%	Small-Cap Value	3%	Small-Cap Index	3%	Intl. Value	14%

		Small-Cap Value	2%	Intl. Value	7%	Small-Cap Value	3%	Intl. Large-Cap	14%

		Intl. Value	12%	Intl. Large-Cap	9%	Intl. Value	10%	Emerging Markets	3%

						Intl. Large-Cap	10%

						Emerging Markets	2%
Less Volatile < -------------------------------------------------------------------------------------------------- > More Volatile

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model Portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better returns in a single Investment Option or options representing a single asset class than in a model. Model portfolio performance is dependent upon the performance of the component Investment Options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of the Variable Accounts will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the Portfolio Optimization service at any time.

Investing in Variable Investment Options

Each time we allocate your Investment, and any Credit Enhancement, to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, including any Credit Enhancement, divided by the “Unit Value” of one Unit of that Subaccount.

Example: you allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers, withdrawals, withdrawal fees or Credit Enhancements the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions (including withdrawal fees), or Credit Enhancements are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is usually effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See the ADDITIONAL INFORMATION— Inquiries and Submitting Forms and Requests section in this Prospectus.

Guaranteed Protection Advantage Rider

If you purchase the GPA Rider, there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

If you purchase the Guaranteed Protection Advantage Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

Number of Years Since	Percentage of Purchase Payment
Beginning of Term	Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond your selected Annuity Date.

If you do not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date. If the surviving spouse does not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

Guaranteed Protection Advantage 5 Rider

If you purchase the Guaranteed Protection Advantage 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and or/other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage 5 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

After the 5th anniversary of the Effective Date of the Rider, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 30 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

The Guaranteed Protection Charge may change if you elect a Step-Up, but it will never be more than the Guaranteed Protection Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your Guaranteed Protection Charge will remain the same as it was on the Effective Date of the Rider.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Contract Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Transfers are limited to 25 for each calendar year. Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value, International Large-Cap, or Emerging Markets. If the transfer limitations regarding the international Variable Investment Options are exceeded, Pacific Life will suspend all expedited exchange privileges, including exchange or transfer orders requested via telephone or electronic methods, including web site and faxes, or via overnight mail delivery service or hand delivery service. In the event expedited exchange privileges are suspended, we will only accept regular first-class U.S. mail delivery for future exchange/ transfer requests. Suspension of privileges will remain in effect for at least 1 year, or such longer period of time as Pacific Life determines, in our sole discretion, to be appropriate and necessary to protect the rights or interest of other Contract Owners.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer. A transfer of Contract Value from the Loan Account back into your Investment Options following a loan repayment is considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one transfer of all or a portion of the Contract Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

Certain restrictions apply to any available fixed option. See: THE GENERAL ACCOUNT— Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Contract Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Contract Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Contract Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT— Withdrawals and Transfers section in the Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Automatic Transfer Options

We offer four automatic transfer options: dollar cost averaging, DCA Plus program, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. Detailed information appears in the SAI.

DCA Plus

DCA Plus provides a way for you to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. This allows you to average the Unit Values of the Variable Investment Option(s) over time, and may permit a “smoothing” of abrupt peaks and drops in Unit Values.

Prior to the Annuity Date, you may allocate all or a portion of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amounts to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin a Guarantee Term of up to a 1 year term that you choose from. Currently, we offer Guarantee Terms of 6 or 12 months. You will earn a Guaranteed Interest Rate during the Guarantee Term on the DCA Plus Fixed Option Value that is in your DCA Plus Fixed Option. The Guaranteed Interest Rate is credited on a declining balance as money is transferred out of the DCA Plus Fixed Option. On the same day of each month thereafter, we will transfer to the Variable Investment Options you selected an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guarantee Term.

Example (using a 6 month Guarantee Term): On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00%. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is therefore $8,367.93.

On July 1, your DCA Plus Fixed Option Value has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you may allocate all or a part of additional Investments to the DCA Plus Fixed Option, provided such allocations are at least $250. Each such allocation will be transferred to the Variable Investment Options you selected over the remaining Guarantee Term. Transfers will be made proportionately from the DCA Plus Fixed Option Value attributed to each Investment allocation.

Example (using a 6 month Guarantee Term): (Using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus. DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. You may not choose to transfer other than monthly nor may you transfer to any of the GIOs under DCA Plus.

Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent Investment allocation instructions. If we receive any additional Investments after your DCA Plus ends and you have not changed your Investment allocation instructions, the portion of additional Investments that you had instructed us to allocate to the DCA Plus Fixed Option under DCA Plus will be allocated to the Variable Investment Options in the same proportion you had elected under DCA Plus.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements. You may choose a Guarantee Term of up to one year from the duration options currently offered by us. Your DCA Plus program automatically ends at the end of your DCA Plus Guarantee Term. If we do not receive completed DCA Plus transfer instructions in proper order by the time your first DCA Plus transfer is due, your DCA Plus will be automatically terminated at that time and any remaining balance will be transferred to your variable investment options in the same proportion you had elected under your previous DCA Plus Fixed Option program. You cannot cancel your DCA Plus program but it will automatically terminate at the end of your DCA Plus Guarantee Term.

On your Annuity Date any net amount converted to an annuity from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account, (but not under the DCA Plus Fixed Option) unless you instruct us otherwise.

You may have only one DCA Plus program in effect at any given time. DCA Plus may not be used concurrently with our dollar cost averaging program. Further, the DCA Plus Fixed Option is not available for use with any of our other systematic transfer programs; i.e., dollar cost averaging, portfolio rebalancing or earnings sweep.

We reserve the right to change the terms and conditions of DCA Plus, but not a DCA Plus program you already have in effect.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on:

•	death benefit proceeds, except as provided under the Amount of the Death Benefit: Death of a Contract Owner Section,

•	amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least seven years,

•	withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or

•	subject to state variation and medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

     See APPENDIX A: STATE LAW VARIATIONS section of this Prospectus.

Free Withdrawals

Subject to the amount available for withdrawal provisions as described in the withdrawal section, during a Contract Year you may withdraw free of withdrawal charge amounts up to your “eligible Purchase Payments”. Qualified plans have special restrictions on withdrawals. See Special Restrictions Under Qualified Plans on page 43. Eligible Purchase Payments include 10% of all Purchase Payments that have an “age” of less than eight years, plus 100% of all Purchase Payments that have an “age” of eight years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your earnings and will be free of the withdrawal charge. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings (Credit Enhancements included), your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Purchase Payments of $17,000) free of any withdrawal charge.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two,” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge as a
percentage
“Age” of Purchase Payment	of the amount
in Years	withdrawn

1	9%

2	9%

3	7%

4	7%

5	5%

6	5%

7	4%

8 or more	0%

For Contracts issued before May 1, 2004 the Withdrawal Charge as a percentage of the amount withdrawn in years 1 and 2 is 7%.

We calculate your withdrawal charge by assuming your withdrawal is applied to Purchase Payments first and in the order your Purchase Payments were received. The withdrawal charge will be deducted proportionally among all Investment Options from which your withdrawal occurs. See THE GENERAL ACCOUNT— Withdrawals and Transfers section of this Prospectus.

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. See ADDITIONAL INFORMATION — Distribution Arrangements in this Prospectus for information regarding commissions and other amounts paid to broker-dealers in connection with distribution of the Contracts.

Withdrawal Enhancements

Subject to state approval, we reserve the right, in our sole discretion, to calculate your withdrawal charge on more favorable terms to you than as otherwise described in the preceding paragraph. These Withdrawal Enhancements may include an acceleration of the day on which the “age” of any Purchase Payment is considered to occur or a waiver of some or all of the withdrawal charge in the event the Guaranteed Interest Rate is less than a specified rate. Although we retain the discretion to add a Withdrawal Enhancement, once it is added, it is binding on us and effective for any specified period we have designated. In the event of any Withdrawal Enhancement, we will notify the Owner within thirty (30) days of the effective date of the Withdrawal Enhancement.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED— Transfers and THE GENERAL ACCOUNT— Withdrawals and Transfers sections in this Prospectus.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments (“premium taxes”), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only reduce or waive such charges or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to a Contract when we apply Investments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you will not keep any amounts credited if you return your Contract during the Free Look period as described under WITHDRAWALS— Right to Cancel (“Free Look”) section of this Prospectus.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 1.25% of each Subaccount’s assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge, but not any increase in the Risk Charge for an optional Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales and Credit Enhancement expenses on the Contracts.

Increase in Risk Charge If an Optional Death Benefit Rider Is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit Rider (SDBR) or 0.35% if your Contract was issued before May 1, 2003 and you purchased the Premier Death Benefit Rider (PDBR). The total Risk Charge annual rate will be 1.45% if the SDBR is purchased or 1.60% if the PDBR was purchased. Any increase in your Risk Charge will not continue after the Annuity Date.

Earnings Enhancement Guarantee (EEG) Annual Charge (Optional Rider)

If you purchase the EEG Rider, we deduct annually an Earnings Enhancement Guarantee Charge (EEG Charge) for expenses related to the EEG Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value on the date the Charge is deducted. The Earnings Enhancement Guarantee Charge is also called the Guaranteed Earnings Enhancement (GEE) Charge in your Contract’s Rider.

We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider, if the EEG Rider is in effect.

Any portion of the EEG Charge we deduct from a fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire EEG Charge for that Contract Year from the final payment made to you.

Guaranteed Income Advantage (GIA) Annual Charge (Optional Rider)

If you purchase the GIA Rider (subject to state availability), we deduct annually a Guaranteed Income Advantage Charge (GIA Charge) for expenses related to the GIA Rider. The GIA Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA Rider remains in effect,

•	on the Annuity Date, if the GIA Rider is still in effect, and

•	when the GIA Rider is terminated.

Any portion of the GIA Charge we deduct from a fixed option will not be greater than the annual interest credited in excess of 3%. If you terminate the GIA Rider, we will charge your Contract for the annual GIA Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

Guaranteed Income Advantage II (GIA II) Annual Charge (Optional Rider)

If you purchase the GIA II Rider (subject to state availability), we deduct annually a Guaranteed Income Advantage Charge (GIA II Charge) for expenses related to the GIA II Rider. The GIA II Charge is equal to 0.70% (maximum charge is 1.00%) multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA II Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA II Rider remains in effect,

•	on the Annuity Date, if the GIA II Rider is still in effect, and

•	when the GIA II Rider is terminated.

If you terminate the GIA II Rider, we will charge your Contract for the annual GIA II Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA II Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

Guaranteed Income Advantage 5 (GIA 5) Annual Charge (Optional Rider)

If you purchase the GIA 5 Rider (subject to state availability), we deduct annually a Guaranteed Income Advantage Charge (GIA 5 Charge) for expenses related to the GIA 5 Rider. The GIA 5 Charge is equal to 0.40% (maximum charge is 0.75%) multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA 5 Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA 5 Rider remains in effect,

•	on the Annuity Date, if the GIA 5 Rider is still in effect, and

•	when the GIA 5 Rider is terminated.

If you terminate the GIA 5 Rider, we will charge your Contract for the annual GIA 5 Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA 5 Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

The GIA 5 Charge may change if you elect the Step-Up provision in the Rider, but will never be more than the GIA 5 Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your GIA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Guaranteed Protection Advantage (GPA) Annual Charge (Optional Rider)

If you purchase the Guaranteed Protection Advantage (GPA) Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted.

Any portion of the Guaranteed Protection Charge we deduct from a fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal during a Contract Year, we will deduct the entire Guaranteed Protection Charge for the Contract Year from the final payment made to you.

Guaranteed Protection Advantage 5 (GPA5) Annual Charge (Optional Rider)

If you purchase the optional Guaranteed Protection Advantage 5 Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.25% (maximum charge is 0.75%), multiplied by your Contract Value on the date the Charge is deducted. If the Effective Date of the Rider is before March 1, 2004, the Guaranteed Protection Charge is equal to 0.10%.

The Guaranteed Protection Charge may change if you elect the Step-Up option but will never be more than the Guaranteed Protection Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your Guaranteed Protection Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the Guaranteed Protection Charge we deduct from a Fixed Option will not be greater than the annual interest credited in excess of 3%.

Income Access Annual Charge (Optional Rider)

If you purchase the optional Income Access Rider, we will deduct an Income Access Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Income Access Rider Annual Charge is equal to 0.40% (0.30% if the Effective Date of the Rider is on or before March 1, 2004.) multiplied by your Contract Value on the date the Charge is deducted.

Any portion of the Income Access Charge we deduct from a fixed option will not be greater than the annual interest credited in excess of 3%.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund’s fees and expenses are described in detail in the Fund’s Prospectus and in its SAI.

RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 81st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. We will send the annuity payments to the payee that you designate. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any EEG Charge, any GIA Charge, any Guaranteed Protection Charge, any Income Access Rider Charge, and any applicable withdrawal charge. This option of distribution may or may not be available, or may be available for only certain types of Contracts. Subject to state requirements, any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date. If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age 59 1/2. See the FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters.

For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/ Annuitant not later that the Owner/ Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/ Annuitant (or the Owner/ Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/ Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/ Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/ Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

If the Owner/ Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Plan Death of Annuitant Distribution Rules”. Life expectancy is computed by use of the Single Life Table of the Final and Temporary Regulations, issued April 17, 2002 (Regulation Section 1.401(a)(9)-9). Congress recently required the IRS to update these tables to reflect increased life expectancies. A subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/ Annuitant) by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

The IRS issued Final and Temporary Regulations on April 17, 2002. Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use a Uniform Lifetime Table to calculate their Required Minimum Distributions.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these final regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive that the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

Under the final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. However some states’ laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from a Fixed Option will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under a Fixed Option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

1.	Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2.	Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 7 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the remainder of the guaranteed payments will be paid to the Owner. The amount available upon such redemptions would be the present value of any remaining guaranteed variable payment at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you terminated the Contract. For purposes of calculating the withdrawal charge, annuity payments will be treated as withdrawals.

3.	Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.	Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 7 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the remainder of the guaranteed payments will be paid to the first living person in the following order: Owner, Joint Owner, Contingent Owner, Beneficiary, or Contingent Beneficiary. If none are living, the remainder will be paid to the Owner’s Estate. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully terminated your Contract. For the purposes of calculating the withdrawal charge, annuity payments will be treated as withdrawals.

If the Owner dies after the Annuity Date, the Owner’s rights are assumed by the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, the remainder will be paid to the Owner’s Estate.

For Qualified Contracts, please refer to the section in this Prospectus under Choosing Your Annuity Date. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Guaranteed Income Advantage Annuity Option

If you purchase the GIA Rider (subject to state availability), you may choose any of the Annuity Options described above, or you may choose the Guaranteed Income Advantage Annuity Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage Annuity Option. The GIA Rider is only available if the Effective Date of the Rider is before March 1, 2004.

The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option will be based on the higher of the following Guaranteed Income Base or the Enhanced Income Base, which are described below.

1.	Guaranteed Income Base – If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed

Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to withdrawal.

If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA is purchased, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:

•	the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday,

•	a full withdrawal of the amount available for withdrawal under the Contract,

•	a death benefit becomes payable under the Contract,

•	any termination of the Contract in accordance with the provisions of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.

On the Annuity Date and if the GIA Rider has not terminated, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any applicable state premium tax, and any outstanding Contract Debt.

2.	Enhanced Income Base – The Enhanced Income Base is equal to your Net Contract Value on the Annuity Date plus an additional 15% of the amount equal to:

•	the Net Contract Value on the Annuity Date, less

•	the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.

On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges associated with additional Purchase Payments added to the Contract and any applicable state premium tax.

The structure of the annuity payments that may be elected under the Guaranteed Income Advantage Annuity Option are:

•	15 Years or More Period Certain,

•	Life,

•	Joint and Survivor Life, or

•	Life with 10 Years or More Period Certain.

If you elect the Guaranteed Income Advantage (GIA) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA Annuity Option available.

Guaranteed Income Advantage II Annuity Option

If you purchase the optional GIA II Rider (subject to state availability), you may choose any of the Annuity Options described, or you may choose the Guaranteed Income Advantage II Annuity Option if 10 years have passed since the GIA II Rider was purchased and the GIA II Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage II Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage II Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the Guaranteed Income Advantage II Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the Guaranteed Income Advantage II Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchase the GIA II Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA II Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Guaranteed Income Advantage Charge may change if you elect a Step-Up in the Guaranteed Income Base. However, the Guaranteed Income Advantage Charge will never exceed the Guaranteed Income Advantage Charge then being offered for this same benefit under newly issued riders. If the Guaranteed Income Base is never stepped-up, the Guaranteed Income Advantage Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step- Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

The annuity payments that may be elected under the Guaranteed Income Advantage II Option are:

•	Life Only,

•	Life with Period Certain,

•	Joint and Survivor Life, or

•	Period Certain Only.

If you elect the Guaranteed Income Advantage II (GIA II) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage II Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA II Annuity Option available.

Guaranteed Income Advantage 5 Annuity Option

If you purchase the optional GIA 5 Rider (subject to state availability), you may choose any of the Annuity Options described, or you may choose the Guaranteed Income Advantage 5 Annuity Option if 10 years have passed since the GIA 5 Rider was purchased and the GIA 5 Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the Guaranteed Income Advantage 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the Guaranteed Income Advantage 5 Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchase the GIA 5 Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA 5 Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Guaranteed Income Advantage Charge may change if you elect a Step-Up in the Guaranteed Income Base. However, the Guaranteed Income Advantage Charge will never exceed the Guaranteed Income Advantage Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the Guaranteed Income Advantage Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

The annuity payments that may be elected under the Guaranteed Income Advantage 5 Option are:

•	Life Only,

•	Life with Period Certain,

•	Joint and Survivor Life, or

•	Period Certain Only.

If you elect the Guaranteed Income Advantage 5 (GIA 5) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage 5 Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA 5 Annuity Option available.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain

Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The amount of the death benefit proceeds will be paid according to the Death Benefit Proceeds section below.

The “Notice Date” is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit proceeds reduced by any charges for premium taxes and/or other taxes, any Contract Debt and if your Contract was issued after May 1, 2004, any Contract Value attributable to any Credit Enhancement that was applied to the Contract during the 12 month period before the date of death. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract. In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, they must begin distribution within one year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary’s life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in an acceptable form to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

If the Owner who was not an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the designated recipient will be the Owner’s Estate.

If the Owner who was an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the designated recipient will be the Owner’s Estate.

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, or 408A, or 457(b) of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).

However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

The Amount of the Death Benefit: Death of Annuitant

If the sole surviving Annuitant, or the first Owner who is also an Annuitant dies prior to the Annuity Date, the death benefit proceeds will be the Death Benefit Amount. The Death Benefit Amount will be the greater of:

•	your Contract Value as of the Notice Date, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

If the Annuitant who was not an Owner dies, the designated sole Annuitant will then be the first living person in the following order and no death benefit proceeds will be payable:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds will be payable to the first living person in the following order:

•	Owner,

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If the Owner who is not an Annuitant dies or they die simultaneously, the death benefit proceeds will be calculated under the Death of Annuitant provisions and proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the proceeds will be payable to the Owner’s Estate.

Optional Stepped-Up Death Benefit Rider

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed upon the death of the sole surviving Annuitant, or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a)	the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

(b)	the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the Annuitant prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each milestone date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Optional Premier Death Benefit Rider

The Premier Death Benefit Rider (PDBR) is no longer available for new Contracts issued on or after May 1, 2003. All references to the PDBR in this section, the Prospectus, and the Statement of Additional Information do not apply to such Contracts.

If you purchased the Premier Death Benefit Rider (PDBR) at the time your application was completed, upon the death of the sole surviving Annuitant, or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of (a) or (b) below:

(a)	the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 6% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including any withdrawal charge.

The 6% annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00015965 to each day’s balance. See

APPENDIX A: STATE LAW VARIATIONS. The 6% effective annual rate of growth will stop accruing as of the earlier of:

•	the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday, or

•	the date of death of the sole Annuitant, or

•	the Annuity Date.

To determine the adjusted amount for each withdrawal we:

•	divide the amount of each withdrawal, including withdrawal charges, by your contract value immediately before that withdrawal, and

•	then multiply the result by your Death Benefit Amount (as described above) immediately before that withdrawal.

For Contracts issued on or after January 1, 2003, the effective annual rate of growth is 5% and a daily factor of 1.00013368 will apply.

(b)	the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant’s 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant’s 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a “Milestone Date”.

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since that Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the notice date is your Guaranteed Minimum Death Benefit if the PDBR is purchased. Calculation of any actual Guaranteed Minimum Death Benefit is only made once death benefit proceeds become payable under your Contract.

Optional Earnings Enhancement Guarantee (EEG) Rider

If you purchase the EEG Rider, (subject to availability), an Earnings Enhancement Guarantee amount (EEG Amount) is added to the death benefits proceeds when such proceeds become payable as a result of the Annuitants death or the first death of an Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is called the GEE Amount in your Contract’s Rider.

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG amount is equal to the lesser of:

•	40% of Earnings, or

•	40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	25% of Earnings, or

•	25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

(a)	If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

•	the Initial Purchase Payments, plus

•	any additional Purchase Payments added, minus

•	the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

(b)	If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

•	the Contract Value on the Effective Date, plus

•	any additional Purchase Payments added since the Effective Date of the Rider, minus

•	the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be paid to the Owner’s Estate.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with The Amount of the Death Benefit: Death of Annuitant section above, and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be paid to the Owner’s Estate.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract which is qualified pursuant to section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/ designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is greater than or equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. If your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section, we have the right, at our option, to terminate your Contract and send you the amount available for withdrawal. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See THE GENERAL ACCOUNT— Withdrawals and Transfers and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable EEG Charge, GIA, GIA II, GIA 5 Charge, Guaranteed Protection Charge, any Income Access Charge, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT— Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on investments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. The first withdrawal will occur one period from the effective date of the request in proper form.

Example: On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT— Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a “lost Contract affidavit.”

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See the FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Income Access Rider

If you purchase the Income Access Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary.

The Rider allows for withdrawals from the Contract of up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance is reduced to zero.

The Income Access Rider also provides that if, on any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Income Access Rider, the Contract Value is greater than the Remaining Protected Balance, you may elect to Step-Up (increase) the Remaining Protected Balance to an amount equal to 100% of the Contract Value.

For purposes of the Income Access Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under the Income Access Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract.

The initial Protected Payment Base and initial Remaining Protected Balance are equal to:

•	your Initial Purchase Payment, if the Effective Date of the Rider is on a Contract Date; or

•	the Contract Value, if the Effective Date of the Rider is on a Contract Anniversary.

The initial Protected Payment Amount is equal to 7% of the initial Protected Payment Base.

Once these initial amounts are established, the Protected Payment Base and Protected Payment Amount will remain unchanged, provided no additional Purchase Payments are received after the Effective Date of the Rider, the total amount withdrawn each Contract Year does not exceed the Protected Payment Amount and the Remaining Protected Balance is greater than 7% of the Protected Payment Base at each Contract Anniversary.

Example #1— Initial Values on the Effective Date based on an initial Purchase Payment of $100,000

Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of the Income Access Rider, we reserve the right to restrict additional Purchase Payments.

Example #2— Additional Purchase Payment received after the Effective Date of the Rider but within the same Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Balance
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Protected

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions and increases and/or decreases in the investment performance of the Variable Account.

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year without any adjustment to the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Withdrawals may be taken in a lump sum, in multiple withdrawals or in a series of pre-authorized withdrawals within the Contract Year.

Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Example #3— Cumulative withdrawals during the second Contract Year not exceeding the Protected Payment Amount established for that Contract Year.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Under the terms and conditions of your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will reset the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

Example #4— Cumulative withdrawals during the third Contract Year exceeding the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Activity (Withdrawal)		$8,400	$103,600			$103,200

Activity (Withdrawal)		$5,000	$94,000	$94,000		$94,000

Beginning of Year 4				$94,000	$6,580	$94,000

Because the $5,000 withdrawal causes the cumulative withdrawals to exceed the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of (a) the Contract Value immediately after the withdrawal ($94,000); or, (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount ($103,200 - $5,000 = $98,200).

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

If, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If your Rider was issued after March 1, 2004, and if the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death.

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Optional Step-Up in the Remaining Protected Balance

On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Rider and before the Annuity Date, you may elect to Step-Up the Remaining Protected Balance to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Income Access Charge may change if you elect a Step-Up, but will never exceed the Income Access Charge then being charged for this same benefit under newly issued riders. If you do not elect the optional Step-Up, the Income Access Charge on the Effective Date of the Rider will remain unchanged.

Your request for a Step-Up must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

On each Step-Up Date, we will:

(a)	reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value on the Step-Up Date;

(b)	reset the Protected Payment Base to an amount equal to the reset Remaining Protected Balance; and

(c)	reset the Protected Payment Amount to equal 7% of the reset Protected Payment Base.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Your election to Step-Up the Remaining Protected Balance may result in a reduction in the Protected Payment Base and Protected Payment Amount.

Example #5— A Step-Up in the Remaining Protected Balance at the Beginning of Contract Year 7 (Step-Up Date). This example further assumes that cumulative withdrawals for Contract Years 4, 5 and 6 do not exceed the Protected Payment Amount and no additional Purchase Payments are made during these Contract Years.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 4				$94,000	$6,580	$94,000

Activity (Withdrawal)		$6,580				$87,420

Beginning of Year 5				$94,000	$6,580	$87,420

Activity (Withdrawal)		$6,580				$80,840

Beginning of Year 6				$94,000	$6,580	$80,840

Activity (Withdrawal)		$6,580				$74,260

Beginning of Year 7 (Balances immediately before the Step-Up)			$85,000	$94,000	$6,580	$74,260

Activity (Step-Up effected)

Beginning of Year 7 (Balances immediately after the Step-Up)			$85,000	$85,000	$5,950	$85,000

Because the Contract Value ($85,000) on the Step-Up Date is greater than the Remaining Protected Balance ($74,260) (see balances immediately before the Step-Up), the Step-Up election: (a) resets the Remaining Protected Balance to equal the Contract Value; (b) resets the Protected Payment Base to equal the reset Remaining Protected Balance, resulting in a reduction in the Protected Payment Base; and (c) resets the Protected Payment Amount to equal 7% of the reset Protected Payment Base ($85,000 × 7% = $5,950), resulting in a reduction in the Protected Payment Amount (see balances immediately after the Step-Up).

We will provide you with written confirmation of your Step-Up election.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See the FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (“AUV”) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges, and minus the Contract Value attributable to any Credit Enhancement or any additional amount credited as described in the PURCHASING YOUR CONTRACT—Credit Enhancements, and CHARGES, FEES AND DEDUCTIONS— Waivers and Reduced Charges sections in this Prospectus. This means you will not keep any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments.

There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any contract issued as an IRA returned with 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You’ll find a complete description of the Free Look Period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is delivered.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2003, we had over $[                   ] billion of individual life insurance in force and total admitted assets of $[                   ] billion. We are ranked the [                   ] largest life insurance carrier in the U.S. in terms of 2003 admitted assets.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our financial strength with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time;

however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for the period ended [December 31, 2003] is included in the financial statements of Separate Account A which have been audited by [                   ], independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of [December 31, 2003].

[Financial Highlights charts for Period ending December 31, 2003 to be updated]

FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund’s SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Internal Revenue Code (Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled,

•	in the form of level annuity payments under a lifetime annuity, or

•	any distribution to the extent it is required under the required minimum distribution rules of section 401(a)(9) of the Code.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments section).

Taxes Payable on Optional Riders

It is our understanding that the charges relating to any optional death benefit rider (SDBR, or PDBR, and/or EEG) are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.

Section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit riders are not incidental.

To the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

The Contract offers various optional death benefits riders that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with an optional death benefit rider, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax advisor before deciding to purchase any optional death benefit rider in connection with any IRA Contract.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/ distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/ distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

•	distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant,

•	certain higher education expenses,

•	used to pay for certain health insurance premiums or medical expenses, and

•	costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”) is a type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual’s employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a

Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/ Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities (“TSAs”)

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees. Investments made on Contracts purchased for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

Section 457(b) Non-Qualified Deferred Compensation Plans

Government Entity

Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit. In addition, distributions from each type of IRA are subject to differing restrictions.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security. If yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.

If you purchase the GPA, GPA5, or the Income Access Riders (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. They are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders’ meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner. If yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 81 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See the RETIREMENT BENEFITS AND OTHER PAYOUTS— Selecting Your Annuitant section in this Prospectus. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) who may receive death benefit proceeds under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) to name the Plan as Beneficiary. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	add or change designated investment companies or their portfolios, or other investment vehicles;

•	add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

•	permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

•	add, remove or combine Variable Accounts;

•	combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

•	register or deregister Separate Account A or any Variable Account under the 1940 Act;

•	operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

•	run any Variable Account under the direction of a committee, board, or other group;

•	restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities;

•	suspend or discontinue sale of the Contracts; and

•	comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company P.O. Box 7187 Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company P.O. Box 100060 Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company 1111 South Arroyo Parkway, Suite 205 Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

We reserve the right to process any payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form”

unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent, available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information (“documents”) electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For withdrawals from the Fixed Option; death benefit payments attributable to Fixed Option Value; or fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT section in this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts. Broker-dealers may receive aggregate commissions of up to [           ] of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed [           ], on an annual basis, of the Account Value considered in connection with the trail commission.

In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Contracts.

The compensation described in this section and in the SAI, and other compensation or benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract. Please refer to the SAI for additional details on Distribution Arrangements.

Financial Statements

The statements of assets and liabilities of Separate Account A as of [                   ] and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated [                   ]. Pacific Life’s consolidated financial statements as of [                   ] and for each of the three years in the period ended [                   ] are contained in the Statement of Additional Information.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk, you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to any Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to a fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to one year. Guarantee terms will be offered at our discretion.

Guaranteed Interest Rates for a fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for a fixed option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates. However, interest will accrue daily. The Guaranteed Interest Rate on a fixed option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Fixed Option

For Contracts issued before July 1, 2003, each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from a fixed option or transfer amounts from a fixed option to one or more of the other Investment Options. Except you cannot transfer to another fixed option, if applicable to your Contract. No partial withdrawal or transfer may be made from a fixed option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from a fixed option may be delayed, as described under the ADDITIONAL INFORMATION— Timing of Payments and Transactions section in this Prospectus. Any amount delayed will, as long as it is held under a fixed option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

The Fixed Option

The following is only applicable to Contracts issued before July 1, 2003.

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We reserve the right to waive the restrictions that limits transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

Transfers from a fixed option under the DCA program are also currently subject to a minimum duration of 6 months.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or a Fixed Option.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner – A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and any Loan Account Value. The Contract Value includes any Credit Enhancements applied to your Contract.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Credit Enhancement – An amount we add to your Contract Value at the time a Purchase Payment is applied. Each Credit Enhancement will be counted as Earnings under your Contract.

DCH Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option – For Contracts issued before July 1, 2003, if you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value – For Contracts issued before July 1, 2003, the aggregate amount of your Contract Value allocated to the Fixed Option.

Fund – Pacific Select Fund.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a Fixed Option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

Guarantee Term – The period during which an amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount or a Fixed Option offered under the Contract.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account – The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A:

STATE LAW VARIATIONS

Right to Cancel (“Free Look”)

Variations to the length of the Free Look period. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states, the Free Look period is as specified below:

                     Idaho (20 days)

                     North Dakota (20 days)

In addition, if you reside in California and are age 60 or older or if you reside in Arizona and are 65 or over, on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state’s Free Look period.

For Contracts delivered to residents of Oregon:

You may make additional Investments only during your first Contract Year.

For Contracts delivered to residents of Massachusetts:

You may not make additional Investments after your first initial Investment.

For Contracts delivered to residents of Maryland:

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of New Jersey:

Variable annuitization is not available.

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts issued to residents of Texas:

We cannot waive any withdrawal charge on full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

For Contracts delivered to residents of Texas and Washington:

If, your Contract was issued before January 1, 2003, and you purchased the optional Premier Death Benefit Rider (“PDBR”), the Death Benefit Amount stated in the Death Benefit Amounts and Optional Premier Death Benefit Rider sections are replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your investments less an adjusted amount for each withdrawal, increased at an effective annual rate of 5% to that day (and subject to a maximum of two times the aggregate investments less any withdrawals, including withdrawal charges).

The 5% effective annual rate of growth will take into account the timing of when each investment and withdrawal occurred by applying a daily factor of 1.00013368 to each day’s balance. The 5% effective annual rate of growth will stop accruing as of the earlier of:

•	the Contract Anniversary before the date the Annuitant reaches his or her 81st birthday,

•	the date of death of the sole Annuitant, or

•	the Annuity Date.

To determine the adjusted amount for each withdrawal we:

•	divide the amount of each withdrawal, including withdrawal charges, by your contract value immediately before that withdrawal, and then

•	multiply the result by your Death Benefit Amount (as described above), immediately before that withdrawal.

For Contracts delivered to residents of Texas:

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

To receive a current copy of the Pacific Value SAI without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company Post Office Box 7187 Pasadena, CA 91109-7187

Name

Address

City		State	Zip

PH02/5	3003.29

PACIFIC VALUE	WHERE TO GO FOR MORE INFORMATION

The Pacific Value variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.	You’ll find more information about the Pacific Value variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated .

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page [  ] of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us
Call or write to us at:
Pacific Life Insurance Company
P.O. Box 7187
Pasadena, California 91109-7187

1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms to the following address:

By mail
Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060

By overnight delivery service
Pacific Life Insurance Company
1111 South Arroyo Parkway, Suite 205
Pasadena, California 91105

How to contact the SEC	Public Reference Section of the SEC Washington, D.C. 20549-6009 1-800-SEC-0330 Internet: www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

PACIFIC VALUE

SEPARATE ACCOUNT A

Pacific Value (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2004, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 7187
Pasadena, CA 91109-7187

(800) 722-2333

i

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any Credit Enhancement, charges for applicable premium taxes and/or any other taxes, non-recurring fees or charges, increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider (SDBR), any charge for an optional GIA II or GIA 5, EEG, GPA5, or Income Access Riders. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) - 1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

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Total returns may also be shown for the same periods that do not take into account the withdrawal charge, any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider (SDBR), any charges associated with the optional GIA II or GIA 5, EEG, GPA5, or Income Access Riders.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Credit Enhancement and/or withdrawal charges, increases in Risk Charges for an optional death benefit rider charges for premium taxes and/or any other taxes, any charge for an optional GIA, GIA II or GIA 5, EEG, GPA5, Income Access Riders, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction  365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of  365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any Credit Enhancement, the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider (SDBR), or any charge for the optional GIA II or GIA 5, EEG, GPA5, or Income Access Riders, but does reflect a deduction for the Risk Charge and the Administrative Fee.

At December 31, 2003, the Money Market Subaccount’s current yield was [          ] and the effective yield was           .

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

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The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge and Administrative Fee, but does not reflect any Credit Enhancement, withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional credited or debited from your contract value, death benefit rider, or any charge for the optional GIA, GIA II or GIA 5, EEG, GPA5, Income Access Riders, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research and Data Service (“VARDS®”) or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. VARDS® rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS® rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS® prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation

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under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 33%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Credit Enhancement, the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value); the Administrative Fee (equal to an annual rate of 0.15% of average daily account value); an increase in the Risk Charge for an optional GIA death benefit rider (equal to up to a maximum annual rate of 0.35% of average daily account value); GIA Charge for the optional GIA, GIA II or GIA 5 Rider (equal to an maximum annual rate of 1.00% for the GIA II and 0.75% for the GIA 5 of average daily account value); an EEG Charge for the optional EEG Rider (equal to an annual rate of 0.25% of average daily account value); a GPA Charge for the optional GPA or GPA5 Rider (equal to up to a maximum annual rate of 0.75% of average daily account value); an Income Access Charge for the optional Income Access Rider (equal to up to a maximum annual rate of 0.75% of average daily account value); a charge for premium taxes and/or other taxes, any applicable withdrawal charge; or the expenses of an underlying investment vehicle, such as the Fund.

Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are less than 5 years old; 5% of the amount withdrawn attributable to Purchase Payments that are five and six years old; and 4% of the amount withdrawn attributable to Purchase Payments that are seven years old. The age of the Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals attributed to Purchase Payments at least 8 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of your Purchase Payments that are less than 8 years old plus 100% of all Purchase Payments that have an age of 8 years or more, or on withdrawals of your Earnings. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 33% rate on the amount in excess of the Purchase Payments.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 33%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2003, 2002, and 2001 with regard to this Contract was $[                    ], $[87,661,089] and $[90,421,637] respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your registered representative and his or her firm. [Pacific Life] is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your registered representative or broker-dealer.

5

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed [0.40]% and trailing compensation based on Account Value generally does not exceed [0.05]% on an annual basis. Such additional compensation may give [Pacific Life] greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Contracts.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Contract.

In addition, Pacific Select Fund has adopted a brokerage enhancement plan as described in the Pacific Select Fund prospectus. This plan was adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, and may be considered a distribution plan because it uses a fund asset – brokerage – to help promote distribution of the Fund’s shares indirectly through promotion of the Contracts. The credits or other compensation created under the brokerage enhancement plan may be used to pay for, among other things, all or part of the expenses related to: (i) disseminating prospectuses and/or literature about the Fund or the Contracts to prospective clients; (ii) broker/ dealers conducting due diligence on the Fund or the variable contracts; (iii) PSD participating in or sponsoring seminars, sales meetings, conferences, and other events held by the broker-dealer; or (iv) placing the Fund or the Contracts on a list of eligible funds or variable annuity contracts that may be offered by that broker-dealer’s registered representatives. In 2003, principal types of activities for which payments were made under the Plan included items in (i), (ii) and (iii) above. For additional information, please see the Pacific Select Fund prospectus.

We directly or indirectly own interests in a number of broker-dealers that offer this Contract among others. These affiliated broker-dealers and their registered representatives are compensated as described above with Purchase Payment-based and trailing commissions. The affiliated broker-dealers also receive additional cash compensation of [0.10]% based on Purchase Payments and [0.05]% trailing compensation based on Account Value as described above. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/ dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

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THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in a fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable GIA, GIAII, GIA5, EEG, GPA, GPA5, Income Access charge, withdrawal charge, and any charges for premium taxes and/or any other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity

7

payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% (or such other rate of return you may elect) each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

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The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 1.05	= 1; 1 - 1 = 0; 0 × 100% = 0%.

If the net investment performance of a Subaccount’s assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 1.05	= 0.9771; 0.9771 - 1 = -0.0229; -0.0229 × 100% = -2.29%.

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if

9

the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant’s correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The DCA Plus Fixed Account is not available for any systematic transfer programs except that if you elect the DCA Plus, such transfers must be made from the DCA Plus Fixed Option. For a description of DCA Plus, including its limitations and restrictions, see HOW YOUR INVESTMENTS ARE ALLOCATED — Transfers in the Prospectus. You may not use dollar cost averaging and the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

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Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) your Annuity Date. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to Money Market Subaccount (the “sweep option”) to one or more other Investment Options (your “target option(s)”). The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations, including Credit Enhancements, to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be

11

effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

You may not use the earnings sweep, DCA Plus, or dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed Options or Variable Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed Option or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. The first withdrawal will occur one period from the effective date of your request in proper form.

Example: On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant’s death (or, if applicable, the Contract Owner’s death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), and you change your marital status after your Contract Date, you

12

may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial or an additional Investment through an exchange of an existing annuity contract (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section that you are making a 1035 exchange. The form is available by calling your representative or by calling us at 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract you are exchanging. If you are making an initial Investment, a completed contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity contract for another annuity contract. Under Revenue Ruling 2002-75, a 1035 exchange is now valid whether the exchange is made into a new or pre-existing annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Separate Account A as of [                    ] and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated [                    ]. Pacific Life’s consolidated financial statements as of [                    ] and [          ] and for each of the three years in the period ended [                    ] are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of [                    ] and [          ] and for each of the three years in the period ended [                    ] have been audited by [                    ] independent auditors, as stated in their report appearing herein.

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Supplement dated May 1, 2004 to the Prospectus dated May 1, 2004 for the Pacific Value variable annuity contact
issued by Pacific Life Insurance Company

In this supplement, you and your mean the Contract Owner. Pacific Life, we, us, and our refer to Pacific Life Insurance Company. Prudential Series Fund refers to Prudential Series Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying Pacific Value variable annuity Prospectus or the Prudential Series Fund Prospectus.

The Prudential Series Fund is described in detail in its Prospectus and in its Statement of Additional Information (SAI).
The Contract is described in detail in its accompanying Pacific Value Variable Annuity Prospectus. Except as described below, all features and procedures of the Contract described in its Prospectus remain intact.	This supplement provides information about four additional Variable Investment Options offered under your Contract. Each of these Investment Options is set up as a Variable Account under our Separate Account and invests in a corresponding Portfolio of the Prudential Series Fund.

  Jennison Portfolio
Value Portfolio
SP Jennison International Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio

You can allocate Purchase Payments and transfer your Account Value to these Variable Investment Options, as well as the other Investment Options described in the accompanying Pacific Value Variable Annuity Prospectus, subject to the transfer limitations also described in the Prospectus.

2

Your Contract Value will fluctuate depending on the Investment Options you’ve chosen.	About the Variable Investment Options

The following chart is a summary of the Prudential Series Fund Portfolios. Each Prudential Series Fund Portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each Portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, in the accompanying Prudential Series Fund prospectus. There is no guarantee that a Portfolio will achieve its investment objective. You should read the Prudential Series Fund prospectus carefully before investing.

The
Portfolio’s
		Investment	The Portfolio’s Main	Portfolio
	Portfolio	Goal	Investments	Manager

	Jennison	Long-term growth of capital	Equity securities of major, established corporations that are believed to offer above-average growth prospects.	Jennison Associates LLC

	Value	Capital appreciation	Common stocks believe to be undervalued.	Jennison Associates, LLC

We are not responsible for the operation of the Prudential Series Fund or any of its Portfolios. We also are not	SP Jennison International Growth	Long-term growth of capital.	Common stocks of large and medium-sized foreign companies.	Jennison Associates, LLC

responsible for ensuring that Prudential Series Fund and its Portfolios comply with any laws that apply.	SP Prudential U.S. Emerging Growth	Long-term capital appreciation	Equity securities of small and medium-sized U.S. companies believed to have the potential for above-average growth	Jennison Associates, LLC

Prudential Investments LLC (PI) is the investment adviser for each Portfolio of the Prudential Series Fund, and has retained subadvisers to manage the portfolios. PI and the Prudential Series Fund’s Board of Directors oversee the management of all the Prudential Series Fund’s Portfolios.

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The section Fee tables: Total annual Pacific Select Fund expenses is replaced with the following:

Total annual fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the Portfolios of Pacific Select Fund and Prudential Series Fund that you may pay periodically during the time that you own the Contract. This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2003.

You’ll find more about Prudential Series Funds fees and expenses in the accompanying Prudential Series Fund prospectus	Each Variable Investment Option purchases shares of the corresponding fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each fund’s Prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	[ ]	[ ]
(expenses that are deducted from each
Fund’s assets, including advisory fees,
12b-1 fees, and other expenses

[1] To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2005.

Statements and reports we’ll send you We’ll send you financial statements that we receive from Prudential Series Fund.

The rights we described in the accompanying Pacific Value variable annuity Prospectus under Voting Rights also apply to the Prudential Series Fund.	Voting Rights
We’re the legal owner of the shares of the Prudential Series Fund that are held by the Variable Accounts. The voting rights we describe in the Voting rights section of the accompanying Pacific Value variable annuity Prospectus and how we’ll exercise them also apply to the Prudential Series Fund.

4

Examples	The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the optional combination of Riders whose cumulative expenses totaled more than any other optional combination), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2003. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

[TO BE UPDATED]

• If you surrendered your Contract:

Maximum*
	1 Year	3 Years	5 Years	10 Years
	[ ]	[ ]	[ ]	[ ]

Minimum*
	1 Year	3 Years	5 Years	10 Years
	[ ]	[ ]	[ ]	[ ]
• If you annuitized your Contract:

Maximum*
	1 Year	3 Years	5 Years	10 Years
	[ ]	[ ]	[ ]	[ ]

Minimum*
	1 Year	3 Years	5 Years	10 Years
	[ ]	[ ]	[ ]	[ ]
• If you did not surrender, nor annuitize, but left the money in your Contract:

Maximum*
	1 Year	3 Years	5 Years	10 Years
	[ ]	[ ]	[ ]	[ ]

Minimum*
	1 Year	3 Years	5 Years	10 Years
	[ ]	[ ]	[ ]	[ ]
* In calculating the examples above, we used the maximum and minimum net operating expenses of all the Portfolios for the 1 year period and the maximum and minimum total operating expenses for the 3, 5 and 10 year periods as shown in the Fees And Expenses Paid By The Fund section of the Pacific Select Fund’s Prospectus and Fees and Expenses of Investing in the Portfolios section of the Prudential Series Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Pacific Select Fund’s and Prudential Series Fund’s Prospectuses.

5

Expenses of the Pacific Select Fund and The Prudential Series fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Pacific Select Fund and The Prudential Series Fund (Funds), net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The two Funds are governed by their own Board, and your Contract does not fix or specify the level of expenses of any Portfolio. The two Funds, fees and expenses are described in detail in their respective Prospectuses and SAIs.

FINANCIAL HIGHLIGHTS	The table below is designed to help you understand how the Variable Investment Options that invest in Portfolios of the Prudential Series Fund have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for the period ended December 31, 2003 is included in the financial statements of Separate Account A which have been audited by , independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2003.

	With Standard Death Benefit			With Stepped-Up Death Benefit Rider			With Premier Death Benefit Rider

			Number of			Number of			Number of
	AUV at		Subaccount Units	AUV at		Units	AUV at		Subaccount Units
	Beginning	AUV at End	Outstanding at	Beginning	AUV at End	Outstanding at	Beginning	AUV at End	Outstanding at
	of Year	of Year	End of Year	of Year	of Year	End of Year	of Year	of Year	End of Year

Prudential Jennison[1]
2002
2001	TO BE UPDATED
2000
1999

Value[1]
2002
2001	TO BE UPDATED
2000
1999

SP Jennison International Growth[1]
2002
2001	TO BE UPDATED
2000
1999

SP Prudential U.S. Emerging Growth[1]
2002
2001	TO BE UPDATED
2000
1999

[1] This Subaccount began operations on August 31, 2001.

6

Service Arrangements

We have entered into a services agreement with Prudential Investment Management Services LLC (PIMS), distributor and principal underwriter of shares of the Prudential Series Fund Portfolios. Under this agreement, PIMS pays us on a monthly basis for certain administrative services, including, but not limited to, maintaining records of shares held by each Separate Account and of ownership interests of each Variable Account, and certain customer and support services. The fee is an annual rate of 0.25% of the average daily net assets of shares of the Prudential Series Fund Portfolios purchased by us at Contract Owner’s instructions.

7

PART II

Part C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B:

(1)	Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2003 which are incorporated by reference from the 2003 Annual Report include the following for Separate Account A:

Statements of Assets and Liabilities Statements of Operations Statements of Changes in Net Assets Notes to Financial Statements

(2)	Depositor’s Financial Statements

Audited Consolidated Financial Statements dated as of December 31, 2003 and 2002, and for the three year period ending December 31, 2003, included in Part B include the following for Pacific Life:

Independent Auditors’ Report
Consolidated Statements of Financial Condition
Consolidated Statements of Operations
Consolidated Statements of Stockholder’s Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

(b)	Exhibits

1.	(a) Resolution of the Board of Directors of the Depositor authorizing establishment of Separate
Account A and Memorandum establishing Separate Account A.[1]

(b) Memorandum Establishing Two New Variable Accounts—Aggressive Equity and Emerging
Markets Portfolios.[1]

(c) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws.[1]

2.	Not applicable

3.	(a) Distribution Agreement between Pacific Mutual Life and Pacific Select Distributors, Inc.
(PSD)[1]

(b) Form of Selling Agreement between Pacific Mutual Life, PSD and Various Broker-Dealers[1]

4.	(a) (1) Form of Individual Flexible Premium Deferred Variable Annuity Contract (Form No.
PV9808)[1]

(2) Form of Individual Flexible Premium Deferred Variable Annuity Contract (Form No. 10-
1100)[15]

(3) Form of Individual Flexible Premium Deferred Variable Annuity Contract (Form No. 10-
1108)

(b) Qualified Pension Plan Rider (Form No. R90-Pen-V)[1]

(c) 403(b) Tax-Sheltered Annuity Rider[11]

(d) Section 457 Plan Rider (Form No. R95-457)[1]

(e) Individual Retirement Annuity Rider (Form No. 20-18900)[11]

(f) Roth Individual Retirement Annuity Rider (Form No. 20-19000)[11]

(g) SIMPLE Individual Retirement Annuity Rider (Form No. 20-19100)[11]

(h) Qualified Retirement Plan Rider[11]

(i) Stepped-Up Death Benefit Rider No. (Form No. R9808.SDB)[1]

(j) (1) Premier Death Benefit Rider (Form No. R9808.PDB)[1]

(2) Premier Death Benefit Rider (Form No. 20-18000)[11]

(k) Guaranteed Income Advantage (GIA) Rider (Form No. 23-111499)[3]

(l) Guaranteed Earnings Enhancement (EEG) Rider (Form No. 20-14900)[7]

(m) Form of Guaranteed Protection Advantage (GPA) Rider (Form No. 20-16200)[11]

(n) Form of Guaranteed Protection Advantage (GPA) 5 Rider (Form No. 20-19500)[13]

(o) (1) Income Access Rider (Form No. 20-19808)[13]

(2) Income Access Rider (Form No. 20-1104)[17]

(p) Form of DCA Plus Fixed Option Rider (Form No. 20-1103)[16]

(q) Guaranteed Income Advantage II Rider (Form No. 20-1109)[17]

(r) Guaranteed Income Advantage 5 Rider (Form No. 20-1102)[17]

5.	(a) (1) Variable Annuity Application for Pacific Value (Form No. 25-12510)[6]

(2) Form of Variable Annuity Application for Pacific Value for Prudential Securities[9]

(3) Form of Variable Annuity Application for Pacific Value (Form No. 25-1100)[15]

(4) Form of Variable Annuity Application for Pacific Value for Prudential Securities
(Form No. 25-1100)[15]

(5) Form of Variable Annuity Application for Pacific Value (Form No. 25-1108)

(b) Variable Annuity PAC APP[1]

(c) Application/Confirmation Form[4]

(d) Form of Guaranteed Earnings Enhancement (EEG) Rider Request Application[7]

(e) Form of Guaranteed Protection Advantage (GPA) Rider Request Form (Form No. 55- 16600)[11]

(f) Form of Guaranteed Protection Advantage 5 Rider Request Form (Form No. 2311-3A)[13]

(g) Form of Income Access Rider Request Form (Form No. 2315-3A)[13]

6.	(a) Pacific Life’s Articles of Incorporation[1]

(b) By-laws of Pacific Life[1]

7.	Not applicable

8.	(a) Pacific Select Fund Participation Agreement[8]

(b) Addendum to Pacific Select Fund Participation Agreement (to add the Strategic Value and
Focused 30 Portfolios)[8]

(c) Addendum to Pacific Select Fund Participation Agreement (to add nine new Portfolios)[8]

(d) Form of The Prudential Series Fund, Inc. Participation Agreement[9]

(e) Addendum to the Fund Participation Agreement (to add the Equity Income and Research
Portfolios)[11]

9.	Opinion and Consent of legal officer of Pacific Life as to the legality of Contracts being registered.[1]

10.	Independent Auditors’ Consent[4]

Pacific Value and Pacific Value for Prudential Securities

11.	Not applicable

12.	Not applicable

13.	Performance Calculations[14]

(a) Pacific Value

(1) With 4% Credit Enhancement

(2) With 5% Credit Enhancement

(b) Pacific Value for Prudential Securities

(1) With 4% Credit Enhancement

(2) With 5% Credit Enhancement

14.	Not applicable

15.	Powers of Attorney[11]

16.	Not applicable

Exhibit II-3

[1]	Included in Registrant’s Form Type N-4/A, File No. 333-60833, Accession No. 0001017062-98-001683, filed on August 6, 1998 and incorporated by reference herein.

[2]	Included in Registrant’s Form Type N-4, File No. 333-60833, Accession No. 0001017062-99-000757, filed on April 29, 1999, and incorporated by reference herein.

[3]	Included in Registrant’s Form Type 497, File No. 333-60833, Accession No. 0001017062-99-001498, filed on August 17, 1999, and incorporated by reference herein.

[4]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001017062-00-000578, filed on February 29, 2000, and incorporated by reference herein.

[5]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001017062-00-000954, filed on April 21, 2000, and incorporated by reference herein.

[6]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001017062-00-002449, filed on December 7, 2000, and incorporated by reference herein.

[7]	Included in Registrant’s Form N-4/A, File No. 333-60833, Accession No. 0001017062-01-000458, filed on March 2, 2001, and incorporated by reference herein.

[8]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001017062-01-500166, filed on May 1, 2001, and incorporated by reference herein.

[9]	Included in Registrant’s Form N-4/A, File No. 333-60833, Accession No. 0001017062-01-500473, filed on June 15, 2001, and incorporated by reference herein.

[10]	Included in Registrant’s Form N-4/A, File No. 333-60833, Accession No. 0000898430-01-503117, filed October 25, 2001, and incorporated by reference herein.

[11]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001017062-02-000786 filed on April 30, 2002 and incorporated by reference herein.

[12]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 001017062-02-002151, filed on December 19, 2002 and incorporated by reference herein.

[13]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001017062-03-000462, filed on March 18, 2003 and incorporated by reference herein.

[14]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001017062-03-000935, filed on April 28, 2003 and incorporated by reference herein.

[15]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001193125-03-015148, filed on June 30, 2003 and incorporated by reference herein.

[16]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001193125-03-043305, filed on August 28, 2003 and incorporated by reference herein.

[17]	Included in Registrant’s Form N-4/B, File No. 333-60833, Accession No. 0001193125-04-031218, filed on February 27, 2004 and incorporated by reference herein.

Item 25. Directors and Officers of Pacific Life

Positions and Offices
Name and Address	with Pacific Life
Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer

Glenn S. Schafer	Director and President

Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer

David R. Carmichael	Director, Senior Vice President and General Counsel

Audrey L. Milfs	Director, Vice President and Corporate Secretary

Edward R. Byrd	Vice President, Controller and Chief Accounting Officer

Brian D. Klemens	Vice President and Treasurer

Gerald W. Robinson	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Other subsidiaries of Pacific LifeCorp are: an 91% ownership of Aviation Capital Group Holding Corp. (a Delaware Corporation); College Savings Bank (a New Jersey Chartered Capital Stock Savings Bank) and its subsidiary College Savings Trust (a Montana Chartered Uninsured Trust Company); M.L. Stern & Co., LLC (a Delaware Limited Liability Company) and its subsidiary Tower Asset Management, LLC (a Delaware Limited Liability Company); Pacific Asset Funding, LLC (a Delaware Limited Liability Company) and its subsidiaries PL Trading Company, LLC (a Delaware Limited Liability Company) and Pacific Life Trade Services, Limited (a Hong Kong Limited Corporation); and Pacific Life & Annuity Services, Inc. (a Colorado Corporation). A Subsidiary of Aviation Capital Group Holding Corp., is Aviation Capital Group Corp. (a Delaware Corporation), which in turn, is the parent of: ACG Acquisition V Corporation (a Delaware Corporation), and ACG Trust II Holding LLC, and has a 50% ownership of ACG Acquisition VI LLC (a Nevada Limited Liability Company); and a 33% ownership of ACG Acquisition IX LLC. ACG Trust II Holding LLC owns Aviation Capital Group Trust II (a Delaware statutory trust), which in turn owns ACG Acquisition XXV LLC, ACG Acquisition XXVI LLC, and ACG Acquisition XXIX LLC. Subsidiaries of ACG Acquisition XXV LLC are ACG Acquisition 37-38 LLCS and ACG Acquisition Ireland II, Limited (an Irish Corporation); ACG Acquisition XXVI LLC; and ACG Acquisition XXVII LLC. Subsidiaries of ACG Acquisition VI LLC are: a 34% ownership of ACG Acquisition VIII LLC; a 20% ownership of ACG Acquisition XIV LLC; and a 20% ownership of ACG Acquisition XIX LLC, which in turn owns ACG Acquisition XIX Holding LLC, which owns Aviation Capital Group Trust (a Delaware statutory trust). Subsidiaries of Aviation Capital Group Trust are: ACG Acquisition XV LLC; ACG Acquisition XX LLC and its subsidiary ACG Acquisition Ireland, Limited (an Irish Corporation); and ACG Acquisition XXI, LLC. ACG Acquisition XXIX LLC. Subsidiaries of ACG Acquisition XXIX LLC are: ACG Acquisition XXX LLC; ACG Acquisition 35 LLC; ACG Acquisition 32-34, 36 and 39 LLCs; and ACGFS LLC. Pacific Life is the parent company of: Pacific Life & Annuity Company (an Arizona Stock Life Insurance Company); Pacific Select Distributors, Inc.; Pacific Asset Management LLC (a Delaware Limited Liability Company); Confederation Life Insurance and Annuity Company (a Georgia Company); a 9% ownership of Scottish Re Group Limited [(a Cayman Islands Holding Company) abbreviated structure]; a 95% ownership of Grayhawk Golf Holdings, LLC (a Delaware Limited Liability Company), and its subsidiary Grayhawk Golf L.L.C. (an Arizona Limited Liability Company); a 67% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company) and its subsidiary Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company) who is the sole general partner of the PMI Mezzanine Fund, L.P. (a Delaware Limited Partnership); Las Vegas Golf I, LLC (a Delaware Limited Liability Company); Las Vegas Golf II, LLC (a Delaware Limited Liability Company); and North Carolina Property, LLC (a Delaware Limited Liability Company). Subsidiaries of Pacific Asset Management LLC are: a 21% ownership of Carson-Pacific LLC (a Delaware Limited Liability Company); PMRealty Advisors Inc.; a non-managing membership interest in Allianz-PacLife Partners LLC (a Delaware Limited Liability Company); and Pacific Financial Products Inc. (a Delaware Corporation). Allianz-PacLife Partners LLC and Pacific Financial Products, Inc., own the Class E units of Allianz Dresdner Asset Management of America L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select Distributors, Inc., include: Associated Financial Group, Inc., Mutual Service Corporation (a Michigan Corporation), United Planners’ Group, Inc. (an Arizona Corporation), and a 62% ownership of Waterstone Financial Group, Inc. (an Illinois Corporation). Subsidiaries of Associated Financial Group, Inc., are Associated Planners Investment Advisory, Inc., Associated Securities Corp., West Coast Realty Management, Inc., Associated Planners Securities Corporation of Nevada, Inc. (a Nevada Corporation), and West Coast Realty Advisors, Inc. Subsidiaries of Mutual Service Corporation are Advisors’ Mutual Service Center, Inc. (a Michigan Corporation) and Contemporary Financial Solutions, Inc. (a Delaware Corporation). United Planners’ Group, Inc. is the general partner and holds an approximate 45% general partnership interest in United Planners’ Financial Services of America (an Arizona Limited Partnership). Subsidiaries of United Planners’ Financial Services of America are UPFSA Insurance Agency of Arizona, Inc. (an Arizona Corporation), UPFSA Insurance Agency of California, Inc., United Planners Insurance Agency of Massachusetts, Inc. (a Massachusetts Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27. Number of Contractholders

1) Pacific Value — Approximately	86,192	Qualified
	44,758	Non-Qualified

2) Pacific Value for Prudential Securities — Approximately	207	Qualified
	201	Non-Qualified

Item 28. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub- agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company,

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a)  The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b)  The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

     (c)  REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (a) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 2nd day of March, 2004.

SEPARATE ACCOUNT A (Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:

Thomas C. Sutton*
Chairman and Chief Executive Officer

By:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

By:

Thomas C. Sutton*
Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

	Thomas C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	March 2, 2004

	Glenn S. Schafer*	Director and President	March 2, 2004

	Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	March 2, 2004

	David R. Carmichael*	Director, Senior Vice President and General Counsel	March 2, 2004

	Audrey L. Milfs*	Director, Vice President and Corporate Secretary	March 2, 2004

	Edward R. Byrd*	Vice President and Controller	March 2, 2004

	Brian D. Klemens*	Vice President and Treasurer	March 2, 2004

	Gerald W. Robinson*	Executive Vice President	March 2, 2004

*By:	/s/ DAVID R. CARMICHAEL	March 2, 2004

David R. Carmichael as attorney-in-fact

     (Powers of Attorney are contained in Post-Effective Amendment No. 13 of the Registration Statement filed on Form N-4 for Separate Account A, File No. 333- 60833 Accession No. 0001017062-02-000786 filed on April 30, 2002, as Exhibit 15.2)